Exhibit 99.1

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR ANY APPLICABLE STATE SECURITIES LAWS. THIS NOTE MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO (A) A REGISTRATION STATEMENT WITH RESPECT TO SUCH NOTE WHICH IS EFFECTIVE UNDER SUCH ACT, (B) RULE 144 UNDER SUCH ACT, OR (C) ANY OTHER EXEMPTION FROM REGISTRATION UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES. IN THE CASE OF TRANSFERS OR OTHER DISPOSITIONS MADE OTHERWISE THAN PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, THE HOLDER SHALL, AT THE COMPANY’S REQUEST AND AT THE COMPANY’S EXPENSE, PROVIDE AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

TENFOLD CORPORATION

PROMISSORY NOTE

No. T-

March , 2006
$	South Jordan, Utah

TENFOLD CORPORATION, a Delaware corporation (the “Company”), for value received, hereby promises to pay to                                               (the “Holder”) the sum of $                         (                         Dollars) together with interest as calculated below, upon the earliest to occur of (a) (i) March 31, 2006, (ii) the closing of a Subsequent Equity Financing or (iii) a Liquidation Event, or (b) when declared due and payable by Holder subsequent to the occurrence of an Event of Default (each, a “Maturity Event”). A “Subsequent Equity Financing” means an equity financing in which the Company realizes total cumulative proceeds equal to or in excess of $2,000,000 (Two Million Dollars) in one or more equity financing transactions. A “Liquidation Event” means any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, as well as (x) any merger, consolidation or conversion of the Company into or with another company (except one in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold at least a majority of the voting power of the capital stock of the surviving company), (y) any sale, license, lease or transfer of all or substantially all of the assets of the Company, or (z) any other transaction pursuant to or as a result of which a single person (or group of affiliated persons) acquires or holds capital stock of the Company representing a majority of the Company’s outstanding voting power.

1. Interest and Payment. This Note is one of a series of substantially identical notes (the “Bridge Notes”) first issued on December 23, 2005 in connection with a financing of the Company. This Note shall bear interest from the date of this Note on the unpaid principal balance at a rate equal to ten percent (10%) per annum (the “Interest Rate”), computed on the basis of the actual number of days elapsed and a year of 365 days. Interest on the unpaid principal balance of this Note shall be due and payable on the outstanding balance at the time of any payment of principal. In addition, the Company agrees to pay the additional interest specified in Section 5 upon the occurrence and during the continuation of any Event of Default. Payment of the principal and interest on this Note shall be made in lawful money of the United States of America at the Holder’s address set forth in Section 13 below.

2. Prepayment. The Company may, without premium or penalty, at any time and from time to time, prepay all or any portion of the outstanding principal balance due under this Note, provided that each such prepayment is accompanied by accrued interest on the amount of principal prepaid calculated to the date of such prepayment.

3. Senior Status. This Note shall rank pari passu with the other Bridge Notes, and each of the Bridge Notes (including this Note) shall rank senior in right of payment to (a) all classes and series of capital stock of the Company now existing or hereafter issued, (b) all existing indebtedness of the Company, and (c) all future indebtedness of the Company. No payment on any such existing or future indebtedness shall be made until this Note has been paid in full.

4. Default. If any of the events specified in this Section 4 shall occur (herein individually referred to as an “Event of Default”), the Holder of this Note may, so long as such condition exists, declare the entire principal and unpaid accrued interest hereon immediately due and payable, by notice in writing to the Company:

(a) If the Company shall have failed to pay the amount due under this Note as of the close of business, Salt Lake City time, on the second business day after the Holder’s written demand is delivered to the Company; or

(b) The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of the Company, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by the Company in furtherance of any such action; or

(c) If, (i) within sixty (60) days after the commencement of an action against the Company (and service of process in connection therewith on the Company) seeking any bankruptcy, insolvency, reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been dismissed or all orders or proceedings thereunder affecting the operations or the business of the Company stayed, or (ii) the stay of any such order or proceeding shall thereafter be set aside, or (iii) within sixty (60) days after the appointment without the consent or acquiescence of the Company or any trustee, receiver or liquidator of the Company or of all or any substantial part of the properties of the Company, such appointment shall not have been vacated.

5. Remedies. Upon the occurrence of an Event of Default, and so long as such Event of Default continues, the entire balance of principal together with all accrued interest shall bear interest at the Interest Rate plus five percent (5%), and the Holder may exercise its rights and remedies set forth in Section 4 or any other remedies available at law or in equity. No delay or omission on the part of the Holder in exercising any right under this Note will operate as a waiver of such right.

6. Exchange of Note. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Note, and in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of the mutilated Note, the Company at its expense shall execute and deliver, in lieu of this Note, a new Note of the same form and amount.

7. Representations and Warranties. The Company hereby represents and warrants that (a) the issuance of this Note has been duly authorized and approved by all necessary corporate action on the part of the Company and its stockholders, (b) this Note has been duly and validly issued and is free of preemptive rights, and (c) all consents required for the issuance and delivery of this Note have been obtained, and this Note is not in conflict with any charter documents of the Company.

8. No Stockholder Rights. This Note shall not confer upon the Holder or any other person the right to vote, to receive dividends or other distributions, to consent or to receive notice as a shareholder in respect of any meeting of shareholders, or any other rights whatsoever as a shareholder of the Company.

9. Amendment. All amendments to this Note require the written consent of the Company and the Holder.

10. Waiver. The Company hereby waives diligence, presentment, protest and demand, notice of protest, notice of dishonor, notice of nonpayment and any and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note. The Company further waives, to the full extent permitted by law, the right to plead any and all statutes of limitations as a defense to any demand on this Note.

11. Signatures. If this Note bears the signatures of individuals who were at any time the proper officers of the Company at the time of signing, such signatures shall bind the Company, notwithstanding that any such individuals shall have ceased to hold such offices prior to the delivery of this Note.

12. Transfers. This Note may be transferred at any time in the sole discretion of the Holder.

13. Notices. All notices or other communications under this Note shall be in writing and shall be given either (i) by a nationally recognized courier or (ii) by both facsimile transmission and e-mail, to the proper party at the addresses provided below (or to such other addresses of which either party shall have notified the other party in the manner prescribed in this section):

If to Holder:	Holder Name
Holder Address
Facsimile Number:
Telephone Number:
E-mail:

If to the Company:	TenFold Corporation
698 West 10000 South
Suite 200
South Jordan, Utah 84095
Attn:
Facsimile Number:
Telephone Number:
E-mail:

14. Attorney’s Fees. If an Event of Default occurs, the Company shall pay all costs of enforcement and collection, including without limitation, fees and expenses of counsel, whether or not any action or proceeding is brought to enforce the provisions hereof.

15. Governing Law. This Note shall be construed, interpreted and governed by the laws of the State of Utah, without regard to its conflicts-of-law provisions.

16. Successors and Assigns. This Note shall be a binding obligation of the successors and assigns of the Company.

17. Headings. All headings used herein are used for convenience only and shall not be used to construe or interpret this Note.

[Signature Page Follows]

In witness whereof, the Company has caused this Note to be executed by a duly authorized officer, this              day of March, 2006.

TENFOLD CORPORATION

By:
Name:	Robert P. Hughes
Title:	Chief Financial Officer